EXCHANGE AGREEMENT

STATE OF TEXAS

COUNTY OF PECOS

RE: WHITE AND BAKER FIELD

This Agreement is made and entered into and effective this 1st day of June, 2018, by and between **Tony Alford,** whose address is 7040 Interlaken Drive, Kernersville, North Carolina 27284, hereinafter called "Alford", and **Amazing Energy, LLC**, whose address is 701 S Taylor Street, Suite 470, LB 113, Amarillo, TX 79101-2405, hereinafter called "Amazing LLC", and **Amazing Energy Oil and Gas, Co.,** whose address is 701 S Taylor Street, Suite 470, LB 113, Amarillo, TX 79101-2405, hereinafter called "AEOG", herein collectively "AMAZ". Alford represents without warranty of title that ALL of his assets are in certain oil and gas lease(s) and wells described on Exhibit A, including all receivables and payables thereto, hereinafter called "Assets", as set forth below.

Now therefore, for the consideration set forth below and subject to the terms and conditions of this Agreement and in reliance on the representations, warranties, and conditions set out in this Agreement, that with execution of this Agreement, AEOG shall convey a total of 246,668 common shares of Amazing Energy Oil and Gas, Co common stock, (the "Shares"), to Alford.

Alford does hereby GRANT, BARGAIN, SELL, CONVEY and ASSIGN unto AMAZ the Assets.

AMAZ represents and warrants to Alford as follows and acknowledges that Alford is entering into this Agreement in reliance on each representation and warranty;

a. AMAZ has been duly incorporated, amalgamated, formed or continued, as the case may be, and is validly existing and in good standing under the laws of the State of Nevada where it was incorporated, and has all requisite power and authority and is duly qualified to carry on its business as now conducted and to own its property and assets.

b. The Shares issued under this agreement, at the date of closing, shall be duly authorized, validly issued, fully paid and non-assessable and Alford will acquire good and marketable title to the issued Shares, free and clear of any liens, charges, encumbrances or rights of others.

c. There are no judgments against AMAZ that are unsatisfied, nor are there any consent decrees or injunctions to which Alford is subject. Without limiting the generality of the foregoing, there is no pending or anticipated claim or judgment against AMAZ that would impact or impair its ability to issue the Shares to Alford.

d. The execution and delivery of this Agreement by AMAZ, the issuance of the Shares and the compliance by AMAZ with the other provisions of this Agreement do not conflict with or result in a breach, violation or default of any of the terms and provisions of, or constitute a default, under: (i) any other agreement to which AMAZ is bound, (ii) the

This Assignment is expressly made and accepted subject to the terms and conditions of the Leases and all contracts relating to the purchase and sale of production therefrom, to all operating agreements, permits, right-of-way, licenses, easements, options, order and other agreements or contracts compromising or attributable to and affecting the Subject Interests and to all reservations, exceptions, limitations or other burdens applicable thereto and which are valid, subsisting, enforceable and of record and of which Assignee has actual or constructive notice. This Assignment is good with multiple counterpart signatures.

IN WITNESS WHEREOF, this Assignment has been executed and delivered on the 24 day of July, 2018.

ASSIGNOR:

BY: ______________________
Tony Alford

ASSIGNEE:

AMAZING ENERGY, LLC

BY: ______________________
Willard G. McAndrew, Chief Executive Officer of
Amazing Energy Oil and Gas Co., Sole
Member of Amazing Energy, LLC

ACKNOWLEDGMENT

State of TEXAS)
)
County of COLLIN)

On July 24, 2018, before me, a notary public in and for said County and State, personally appeared Tony Alford, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature: ______________________
Notary Public in and for said County and State (Seal)

State of TEXAS)
)
County of COLLIN)

On July 24, 2018, before me, a notary public in and for said County and State, personally appeared Willard G. McAndrew, Chief Executive Officer of Amazing Energy Oil and Gas, Co., sole member of Amazing Energy, LLC, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he/she executed the same in his/her authorized capacity, and that by his/her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature: ______________________
Notary Public in and for said County and State (Seal)

EXHIBIT "A"

Attached to and made a part of that certain Assignment, Conveyance, and Bill of Sale dated July 24, 2018, by and between TONY ALFORD, Assignor, and AMAZING ENERGY, LLC, Assignee.

LEASES

1. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, originally entered into by and between JPMorgan Chase Bank, N.A. as Trustee of the Trust under the Will of G.R. White for the benefit of Joy Lina White and her children, and JPMorgan Chase Bank, N.A., as Trustee of the G.R. White Trust under the Will of G.R. White, as Lessors, and Benedum & Trees, LLC, as Lessee, executed on June 8, 2008, recorded in Volume 805, page 72, of the Official Public Records of Pecos County, Texas. Said lease was subsequently amended by Instrument dated August 7, 2012 by and between the same Lessors, and Amazing Energy, LLC, as successor Lessee, recorded in Volume 54, page 38, of the Official Public Records of Pecos County, Texas.

2. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, originally entered into by and between Joy Lina White Ubina, as Lessor, and Benedum & Trees, LLC, as Lessee, executed on June 25, 2008, recorded in Volume 805, page 59, of the Official Public Records of Pecos County, Texas. Said lease was subsequently amended by Instrument dated August 7, 2012 by and between the same Lessor, and Amazing Energy, LLC, as successor Lessee, recorded in Volume 54, page 59, of the Official Public Records of Pecos County, Texas.

3. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Linda Waterman Sloan Schrader, as Lessor, and Amazing Energy, LLC, as Lessee, executed on August 10, 2010, recorded in Volume 816, page 229, of the Official Public Records of Pecos County, Texas.

4. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Donna Waterman, as Lessor, and Amazing Energy, LLC, as Lessee, executed on August 2, 2010, recorded in Volume 816, page 239, of the Official Public Records of Pecos County, Texas.

5. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Bruce Earl Waterman, as Lessor, and Amazing Energy, LLC, as Lessee, executed on July 27, 2010, recorded in Volume 816, page 249, of the Official Public Records of Pecos County, Texas.

6. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Susan Doherty, as Lessor, and Amazing Energy, LLC, as Lessee, executed on September 28, 2010, recorded in Volume 816, page 297, of the Official Public Records of Pecos County, Texas.

7. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Loretta Mills, as Lessor, and Amazing Energy, LLC, as Lessee, executed on November 24, 2010, recorded in Volume 3, page 836 , of the Official Public Records of Pecos County, Texas.

8. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Warren R. Simmons, as Lessor, and Amazing Energy, LLC, as Lessee, executed on May 22, 2013, recorded in Volume 85, page 122, of the Official Public Records of Pecos County, Texas.

9. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Isaac "Ike" Simmons, Trustee of the Connie Rae Simmons Family Trust created under the Last Will of Connie Rae Simmons, as Lessor, and Amazing Energy, LLC, as Lessee, executed on May 22, 2013, recorded in Volume 85, page 130, of the Official Public Records of Pecos County, Texas.

10. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between W. Thomas Chalmers, as Lessor, and Amazing Energy, LLC, as Lessee, executed on May 22, 2013, recorded in Volume 96, page 638, of the Official Public Records of Pecos County, Texas.

11. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Dave Michael McCullar, as Lessor, and Benedum & Trees, LLC, as Lessee, executed on May 6, 2009, recorded in Volume 811, page 37, of the Official Public Records of Pecos County, Texas.

12. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Kathleen May Winters, by her Attorney-in-Fact Richard W. Winters, as Lessor, and Benedum & Trees, LLC, as Lessee, executed on October 6, 2009, recorded in Volume 811, page 536, of the Official Public Records of Pecos County, Texas.

13. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Richard Wall Winters, Jr. by his Attorney-in-Fact Richard W. Winters, as Lessor, and Benedum & Trees, LLC, as Lessee, executed on October 6, 2009, recorded in Volume 811, page 548, of the Official Public Records of Pecos County, Texas.

14. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Frederick Bartlett Wulff, Sr., as Lessor, and Benedum & Trees, LLC, as Lessee, executed on October 6, 2009, recorded in Volume 811, page 50, of the Official Public Records of Pecos County, Texas.

15. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Peggy Jo White Lasswell, as Lessor, and Amazing Energy, LLC, as Lessee, executed on September 29, 2010, recorded in Volume 818, page 59, of the Official Public Records of Pecos County, Texas.

16. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Elizabeth White Rudder, as Lessor, and Amazing Energy, LLC, as Lessee, executed on September 29, 2010, recorded in Volume 818, page 70, of the Official Public Records of Pecos County, Texas.

17. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Mary Barcus Hunter, as Lessor, and Amazing Energy, LLC, as Lessee, executed on September 29, 2010, recorded in Volume 818, page 92, of the Official Public Records of Pecos County, Texas.

18. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between James Joseph Russell, Jr. and his wife, Hope Russell, as Lessors, and Amazing Energy, LLC, as Lessee, executed on October 1, 2010, recorded in Volume 817, page 307, of the Official Public Records of Pecos County, Texas.

19. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Providence Minerals, LLC, as Lessor, and Amazing Energy, LLC, as Lessee, executed on February 22, 2013, recorded in Volume 79, page 550, of the Official Public Records of Pecos County, Texas.

20. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, originally entered into by and between J.T. Walker, as Trustee of the Mary Baker Walker Trust dated September 27, 1997, aka as the Mary Walker Trust No. 1; J.T. Walker, as Trustee of the Mary Baker Walker Trust No. 3; and J.T. Walker, Individually, as Lessors, and Benedum & Trees, LLC, as Lessee, executed on December 3, 2008, recorded in Volume 806, page 235, of the Official Public Records of Pecos County, Texas. Said lease was subsequently amended by Instrument dated April 8, 2014, by and between the same Lessors, and Amazing Energy, LLC, as successor Lessee, recorded in Volume 128, page 218, of the Official Public Records of Pecos County, Texas.

21. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Mary Margaret Baker Rutland, as Lessor, and Benedum & Trees, LLC, as Lessee, executed on December 3, 2008, recorded in Volume 806, page 170, of the Official Public Records of Pecos County, Texas.

22. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between Becky Nell Shannon Young, as owner of the executive rights under the Mary Baker Walker Trust No. 4; and Becky Nell Shannon Young, Individually, as Lessors, and Benedum & Trees, LLC, as Lessee, executed on December 3, 2008, recorded in Volume 806, page 209, of the Official Public Records of Pecos County, Texas.

23. Oil and Gas Mineral Lease, insofar as the lease covers the Subject Land described above, entered into by and between J.T. Walker, as Trustee of the Mary Baker Walker Trust dated September 27, 1997, aka as the Mary Walker Trust No. 1; J.T. Walker, as Trustee of the Mary Baker Walker Trust No. 3; and J.T. Walker, Individually, as Lessors, and Benedum & Trees, LLC, as Lessee, executed on June 6, 2008, recorded in Volume 805, page 46, of the Official Public Records of Pecos County, Texas.

WELLBORES

WWJD No. 13, API No. 42-371-39277, RRC ID#42465, Pecos County, Texas;

WWJD No. 14, API No. 42-371-39328, RRC ID#42465, Pecos County, Texas;

WWJD No. 15, API No. 42-371-39339, RRC ID#42465, Pecos County, Texas.